For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Comcast Corporation
(2027)__________________             20030NBW0
2.  Date of Purchase:  7/12/2016
3.  Date offering commenced:7/12/2016
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets
Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate: Please see attached
prospectus
PNC Capital Markets, Morgan Stanley & Co. LLC
6.  Aggregate principal amount or number of shares purchased:
85,000*
7.  Aggregate principal amount or total
number of shares of offering:  $1,400,000,000
8.  Purchase price (net of fees and expenses):  $99.880
9.  Initial public offering price:  $99.880
10.  Commission, spread or profit:  0.450%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government
securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the
 end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or
before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price
not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was
reasonable and
fair in relation to that being received by
others for
underwriting similar securities during the
same period.
f.	The issuer of the securities and any
predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased
by the Fund
and all other accounts over which the Adviser
(or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited
directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the
definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter"
is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling
syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
8/15/2016

Print Name: Gwen Fleming, Portfolio Compliance

*as corrected



For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  Barclays PLC
(2023)__________________                   06738EAS4
2.  Date of Purchase:  1/3/2017	3.  Date offering
 commenced: 1/3/2017
4.  Underwriter(s) from whom purchased:
Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or
participating in syndicate:
PNC Capital Markets
6.  Aggregate principal amount or number of shares
purchased:  290,000.00
7. Aggregate principal amount or total number of shares of offering: $1,500,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  0.325%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under
the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the
definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter"
is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling
syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
2/13/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  Comcast Corporation
(2027)__________________                   20030NBY6
2.  Date of Purchase:  1/5/2017	3.  Date offering commenced:
1/5/2017
4.  Underwriter(s) from whom purchased:  Wells Fargo Securities,
LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
$960,000,000
7.  Aggregate principal amount or total number of shares of
offering:
$1,250,000,000
8.  Purchase price (net of fees and expenses):  $99.809
9.  Initial public offering price:  $99.809
10.  Commission, spread or profit:  0.350%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
2/13/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  PACE Strategic Fixed Income Investments
Name of Adviser or Sub-Adviser:  PIMCO
1.  Issuer:  Virgin Media Secured Finance PLC
2.  Date of Purchase:  1/18/2017
3.  Underwriter(s) from whom purchased:  Deutsche Bank
AG London
4.  "Affiliated Underwriter" managing or participating in
syndicate:
	UBS Investment Bank
5.  Aggregate principal amount or number of shares purchased:
2,200,000
6.  Aggregate principal amount or total number of shares of
offering:
675,000,000
7.  Purchase price (net of fees and expenses):  100
8.  Initial public offering price:  100
9.  Commission, spread or profit:  359bp%
$____________
10.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible
for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


_X
__
__


_X
__
__

_X
__
__




_X
__
__



___
___
_


___
___
_

___
___
_




___
___
_

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YE
S

_X
__
__

_X
__
__
NO

___
___
_

___
___
_
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.


_X
__
__


___
___
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


_X
__
__


___
___
_
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.



_X
__
__



___
___
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

_X
__
__


___
___
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter"
is defined
as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Jill Suh			Date: 5/4/17
Print Name:  Jill Suh






For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  Morgan Stanley
(2049)__________________
61762V606
2.  Date of Purchase:  1/24/2017
3.  Date offering commenced: 1/24/2017
4.  Underwriter(s) from whom purchased:  Morgan
Stanley & Co. LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
PNC Capital Markets
6.  Aggregate principal amount or number of shares purchased:
34,357.00
7.  Aggregate principal amount or total number of shares of
offering:
$40,000,000
8.  Purchase price (net of fees and expenses):  $25.00
9.  Initial public offering price:  $25.00
10.  Commission, spread or profit:  3.150%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered
under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is
defined
as affiliates of
the Adviser or Sub-Adviser participating in a selling
syndicate,
as applicable.
Approved: /s/ Gwen Fleming
Date:
2/13/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  JPMorgan Chase & Co.
(2028)__________________               46625HRY8
2.  Date of Purchase:  1/25/2017
3.  Date offering commenced: 1/25/2017
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities
LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
6.  Aggregate principal amount or number of shares purchased:
640,000.00
7.  Aggregate principal amount or total number of shares of
offering:
$2,750,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  0.450%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
2/13/2017

Print Name: Gwen Fleming, Portfolio Compliance






For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  Alpha 3 BV / US BIDCO
2.  Date of Purchase:  1/25/2017	3.  Date offering
commenced:
1/25/2017
4.  Underwriter(s) from whom purchased:  JP Morgan Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
	Nomura Securities International
6.  Aggregate principal amount or number of shares purchased:
$10mm
7.  Aggregate principal amount or total number of shares of
offering:  $425mm
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  2.25%
$____________
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_
__
__
__


X_
__
__
__

X_
__
__
__





X_
__
__
__



___
___
_


___
___
_

___
___
_





___
___
_

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YE
S

X_
__
__
__

X_
__
__
__
NO

___
___
_
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.

X_
__
__
__

___
___
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__

___
___
_
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_
__
__
__


___
___
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_
__
__
__


___
___
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Neil Daniele
Date: 1/26/2017
Print Name: Neil Daniele




For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Strategic Fixed Income Investments
Name of Adviser or Sub-Adviser:  Neuberger Investment Advisers LLC
1.  Issuer:  _Post Holdings Inc. (737446AL8)_________________
2.  Date of Purchase:  2/6/2017	3.  Date offering commenced:
2/6/2017
4.  Underwriter(s) from whom purchased:  Barclays
5.  "Affiliated Underwriter" managing or participating in
syndicate:
         UBS
6.  Aggregate principal amount or number of shares purchased:
50,000,000
7.  Aggregate principal amount or total number of shares of offering:
1,000,000,000
8.  Purchase price (net of fees and expenses):  100
9.  Initial public offering price:  100
10.  Commission, spread or profit:  N/A %
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Jim Durham
Date:
2/14/2017

Print Name: Jim Durham





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Strategic Fixed Income Investments
Name of Adviser or Sub-Adviser:  Neuberger Investment Advisers LLC
1.  Issuer:  _Post Holdings Inc. (737446AM6)_________________
2.  Date of Purchase:  2/6/2017	3.  Date offering commenced:
2/6/2017
4.  Underwriter(s) from whom purchased:  Barclays
5.  "Affiliated Underwriter" managing or participating in
syndicate:
         UBS
6.  Aggregate principal amount or number of shares purchased:
40,000,000
7.  Aggregate principal amount or total number of shares of offering:
750,000,000
8.  Purchase price (net of fees and expenses):  100
9.  Initial public offering price:  100
10.  Commission, spread or profit:  N/A %
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Jim Durham
Date:
2/14/2017

Print Name: Jim Durham





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  _Mitsubishi UFJ Financial Group, Inc.
_________________ 606822AL8
2.  Date of Purchase:  2/15/2017
3.  Date offering commenced: 2/15/2017
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co. LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
         UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
105,000
7.  Aggregate principal amount or total number of shares of
offering:
$1,000,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  0.350%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/10/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  _McDonald's Corporation (2027)
_________________ 58013MFB5
2.  Date of Purchase:  3/6/2017	3.  Date offering commenced:
3/6/2017
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities
LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
         PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
450,000
7.  Aggregate principal amount or total number of shares of
offering:
$850,000,000
8.  Purchase price (net of fees and expenses):  $99.476
9.  Initial public offering price:  $99.476
10.  Commission, spread or profit:  0.450%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/18/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  _Molson Coors Brewing Co. (2020)
_________________ 60871RAN0
2.  Date of Purchase:  3/6/2017
3.  Date offering commenced: 3/6/2017
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
         UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
100,000
7.  Aggregate principal amount or total number of shares of
offering:
$500,000,000
8.  Purchase price (net of fees and expenses):  $99.916
9.  Initial public offering price:  $99.916
10.  Commission, spread or profit:  0.200%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/18/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:  _Molson Coors Brewing Co. (2019)
_________________ 60871RAL4
2.  Date of Purchase:  3/6/2017	3.  Date offering commenced:
3/6/2017
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets
Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
         UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
170,000
7.  Aggregate principal amount or total number of shares of
offering:
$500,000,000
8.  Purchase price (net of fees and expenses):  $99.941
9.  Initial public offering price:  $99.941
10.  Commission, spread or profit:  0.200%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/18/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  _Delta Air Lines, Inc. (2022)
_________________             247361ZJ0
2.  Date of Purchase:  3/9/2017	3.  Date offering commenced:
3/9/2017
4.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
         UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
160,000
7.  Aggregate principal amount or total number of shares of
offering:
$1,000,000,000
8.  Purchase price (net of fees and expenses):  $99.986
9.  Initial public offering price:  $99.986
10.  Commission, spread or profit:  0.600%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/18/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  _Everett SpinCo., Inc. (DXC Technology Company
(2024)_ 299897AB4
2.  Date of Purchase:  3/13/2017	3.  Date offering
commenced: 3/13/2017
4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce,
Fenner & Smith
Incorporated
5.  "Affiliated Underwriter" managing or participating in
syndicate:
 PNC Capital Markets LLC        MUFG Securities Americas Inc.,
for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:
165,000
7.  Aggregate principal amount or total number of shares of offering:
$500,000,000
8.  Purchase price (net of fees and expenses):  $99.522
9.  Initial public offering price:  $99.522
10.  Commission, spread or profit:  0.625%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under
the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/18/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  _Humana Inc. (2027)_

444859BF8
2.  Date of Purchase:  3/13/2017
3.  Date offering commenced: 3/13/2017
4. Underwriter(s) from whom purchased: J.P. Morgan Securities
LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
 PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
55,000
7.  Aggregate principal amount or total number of shares of
offering:
$600,000,000
8.  Purchase price (net of fees and expenses):  $99.877
9.  Initial public offering price:  $99.877
10.  Commission, spread or profit:  0.650%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered
under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/18/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:  _Everett SpinCo. Inc. (DXC Technology Company
(2020)_
299897AA6
2.  Date of Purchase:  3/13/2017
3.  Date offering commenced:
3/13/2017
4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce,
Fenner & Smith
Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
 PNC Capital Markets LLC      MUFG Securities Americas Inc.,
for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:
30,000
7.  Aggregate principal amount or total number of shares of offering:
$500,000,000
8.  Purchase price (net of fees and expenses):  $99.689
9.  Initial public offering price:  $99.689
10.  Commission, spread or profit:  0.450%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/18/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  _Verizon Communications Inc. (2027)_
                            92343VDY7
2.  Date of Purchase:  3/13/2017
3.  Date offering commenced: 3/13/2017
4. Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
 UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
610,000
7.  Aggregate principal amount or total number of shares of offering:
$3,250,000,000
8.  Purchase price (net of fees and expenses):  $99.256
9.  Initial public offering price:  $99.256
10.  Commission, spread or profit:  0.400%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/18/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  _Santander Holdings USA Inc. (2022)_
80282KAK2
2.  Date of Purchase:  3/22/2017
3.  Date offering commenced: 3/22/2017
4. Underwriter(s) from whom purchased: J.P. Morgan
Securities LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
 UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
320,000
7.  Aggregate principal amount or total number of shares of
offering:
$1,000,000,000
8.  Purchase price (net of fees and expenses):  $99.842
9.  Initial public offering price:  $99.842
10.  Commission, spread or profit:  0.558%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
3/18/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:
 _Cimarex Energy Co.
(2027)_
171798AD3
2.  Date of Purchase:  4/3/2017	3.  Date offering commenced: 4/3/2017
4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
 PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
25,000
7.  Aggregate principal amount or total number of shares of offering:
$750,000,000
8.  Purchase price (net of fees and expenses):  $99.748
9.  Initial public offering price:  $99.748
10.  Commission, spread or profit:  0.650%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
5/10/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  _Crown Castle International Corp. (2047)_
22822VAF8
2.  Date of Purchase:  4/26/2017
3.  Date offering commenced: 4/26/2017
4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce,
Fenner & Smith
Incorporated
5.  "Affiliated Underwriter" managing or participating in
syndicate:
 PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
55,000
7.  Aggregate principal amount or total number of shares of
offering:
$350,000,000
8.  Purchase price (net of fees and expenses):  $99.207
9.  Initial public offering price:  $99.207
10.  Commission, spread or profit:  0.875%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
5/10/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Global Fixed Income Investments
Name of Adviser or Sub-Adviser:
J.P. Morgan Investment Management, Inc.
1.  Issuer:   American Express Credit; AXP 3.30 03MAY27;
Cusip 0258M0EL9
2.  Date of Purchase:  4/27/2017
3.  Date offering commenced: 4/27/2017
4. Underwriter(s) from whom purchased: Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
See attached
prospectus
	JP Morgan
6.  Aggregate principal amount or number of shares purchased:
205,000
7.  Aggregate principal amount or total number of shares of offering:
2,000,000,000
8.  Purchase price (net of fees and expenses):  98.774
9.  Initial public offering price:  98.774
10.  Commission, spread or profit:  0.45%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Madalina Bal
Date:
5/19/2017

Print Name: Madalina Bal





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Global Fixed Income Investments
Name of Adviser or Sub-Adviser:  J.P. Morgan Investment
Management, Inc.
1.  Issuer:   Constellation Brands Inc. 4.5 09MAY2047; Cusip
21036PAT57
2.  Date of Purchase:  5/02/2017
3.  Date offering commenced: 5/02/2017
4. Underwriter(s) from whom purchased: Merrill Lynch,
Pierce, Fenner
5.  "Affiliated Underwriter" managing or participating in
syndicate:
See attached
prospectus
	JP Morgan
6.  Aggregate principal amount or number of shares purchased:
80,000
7.  Aggregate principal amount or total number of shares of offering:
500,000,000
8.  Purchase price (net of fees and expenses):  99.559
9.  Initial public offering price:  99.559
10.  Commission, spread or profit:  0.875%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Madalina Bal
Date:
6/14/2017

Print Name: Madalina Bal





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Global Fixed Income Investments
Name of Adviser or Sub-Adviser:
J.P. Morgan Investment Management, Inc.
1.  Issuer:
Sherwin-Williams Co.
4.5 01JUN2047;
Cusip 824348AX47
2.  Date of Purchase:  5/02/2017	3.  Date offering commenced:
5/02/2017
4. Underwriter(s) from whom purchased: Citigroup Global Markets
5.  "Affiliated Underwriter" managing or participating in syndicate:
See attached
prospectus
	JP Morgan
6.  Aggregate principal amount or number of shares purchased:
95,000
7.  Aggregate principal amount or total number of shares of offering:
1,250,000,000
8.  Purchase price (net of fees and expenses):  99.313
9.  Initial public offering price:  99.313
10.  Commission, spread or profit:  0.875%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Madalina Bal
Date:
6/14/2017

Print Name: Madalina Bal





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  _
The Sherwin-Williams
Company (2020)_
824348AT3
2.  Date of Purchase:  5/2/2017
3.  Date offering commenced: 5/2/2017
4. Underwriter(s) from whom purchased: Citigroup Global
Markets Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
 PNC Capital Markets LLC;    Morgan Stanley & Co. LLC for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:
145,000
7.  Aggregate principal amount or total number of shares of offering:
$1,500,000,000
8.  Purchase price (net of fees and expenses):  $99.997
9.  Initial public offering price:  $99.997
10.  Commission, spread or profit:  0.400%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
6/15/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  _The Sherwin-Williams Company (2027)_
824348AW6
2.  Date of Purchase:  5/2/2017
3.  Date offering commenced: 5/2/2017
4. Underwriter(s) from whom purchased: Citigroup Global
Markets Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
 PNC Capital Markets LLC;    Morgan Stanley & Co.
LLC for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:
85,000
7.  Aggregate principal amount or total number of shares of offering:
$1,500,000,000
8.  Purchase price (net of fees and expenses):  $99.637
9.  Initial public offering price:  $99.637
10.  Commission, spread or profit:  0.650%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
6/15/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:
  _Unilever Capital
Corporation (2020)_
904764AV9
2.  Date of Purchase:  5/2/2017
3.  Date offering commenced: 5/2/2017
4. Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
 UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
485,000
7.  Aggregate principal amount or total number of shares of
offering:
$800,000,000
8.  Purchase price (net of fees and expenses):
$99.681
9.  Initial public offering price:  $99.681
10.  Commission, spread or profit:  0.250%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
6/15/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Global Fixed Income Investments
Name of Adviser or Sub-Adviser:  J.P. Morgan Investment
Management, Inc.
1.  Issuer:
Nisource Finance
Corp. 3.49 15MAY2027
2.  Date of Purchase:  5/11/2017
3.  Date offering commenced:
5/11/2017
4. Underwriter(s) from whom purchased: Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
	JP Morgan
6.  Aggregate principal amount or number of shares purchased:
765,000
7.  Aggregate principal amount or total number of shares of offering:
1,000,000,000
8.  Purchase price (net of fees and expenses):  99.984
9.  Initial public offering price:  99.984
10.  Commission, spread or profit:  0.650%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Madalina Bal
Date:
6/14/2017

Print Name: Madalina Bal





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  _
NiSource Finance
Corp. (2027)_
65473QBE2
2.  Date of Purchase:  5/11/2017
3.  Date offering commenced:
5/2/2017
4. Underwriter(s) from whom purchased: J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
 PNC Capital Markets LLC; UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
540,000
7.  Aggregate principal amount or total number of shares of offering:
$1,000,000,000
8.  Purchase price (net of fees and expenses):  $99.984
9.  Initial public offering price:  $99.984
10.  Commission, spread or profit:  0.650%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
7/19/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Strategic Fixed Income Investments
Name of Adviser or Sub-Adviser:  Neuberger Berman Investment
Advisers LLC
1.  Issuer:   HSBC Holdings PLC
2.  Date of Purchase:  5/15/2017
3.  Date offering commenced:
5/15/2017
4. Underwriter(s) from whom purchased: HSBC Securities
USA Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
	UBS Securities LLC
6.  Aggregate principal amount or number of shares purchased:
70,000,000
7.  Aggregate principal amount or total number of shares of
offering:
3,000,000,000
8.  Purchase price (net of fees and expenses):  100
9.  Initial public offering price:  100
10.  Commission, spread or profit:  1%; $30MM
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under
the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter"
is defined
as affiliates of
the Adviser or Sub-Adviser participating in a selling
syndicate, as applicable.
Approved: /s/ Robert Summers
Date:
5/22/2017

Print Name: Robert Summers





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Small/Medium Co Growth Equity Investments
Name of Adviser or Sub-Adviser:  LMCG Investments, LLC
1.  Issuer:   JELD-WEN Holding, Inc.
2.  Date of Purchase:  5/25/2017
3.  Date offering commenced: 5/25/2017
4. Underwriter(s) from whom purchased: Barclays Capital
5.  "Affiliated Underwriter" managing or participating in syndicate:
	RBC Capital Markets
6.  Aggregate principal amount or number of shares purchased:
2,658 shares
7.  Aggregate principal amount or total number of shares of offering:
14,000,000 shares
8.  Purchase price (net of fees and expenses):
$30.750
9.  Initial public offering price:  N/A
10.  Commission, spread or profit:   $0.5996
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Joseph F. Tower, III
Date:
6/20/2017

Print Name: Joseph F. Tower, III, Chief Compliance Officer





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O
FORM 10f-3
Rule 144A Securities
FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  PetSmart Inc.
2.  Date of Purchase:  5/25/2017
3.  Date offering commenced: 5/25/2017
4.  Underwriter(s) from whom purchased:  Citi
5.  "Affiliated Underwriter" managing or participating in syndicate:
	Nomura Securities International
6.  Aggregate principal amount or number of shares purchased:
$10mm
7.  Aggregate principal amount or total number of shares of offering:
$1,350mm
8.  Purchase price (net of fees and expenses):  100
9.  Initial public offering price:  100
10.  Commission, spread or profit:  2.25%
$____________
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act of
1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably believed
to be "qualified institutional buyers" ("QIBs").
c.	The securities are reasonably believed to be eligible for
resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X_
__
__
__


X_
__
__
__

X_
__
__
__





X_
__
__
__



___
___
_


___
___
_

___
___
_





___
___
_

e.	The securities were purchased at a price not more than
the price paid by each other purchaser in the offering or
any concurrent offering.
f.	The underwriting was a firm commitment underwriting.
YE
S

X_
__
__
__

X_
__
__
__
NO

___
___
_
g.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during the same period.

X_
__
__
__

___
___
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__

___
___
_
i.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.


X_
__
__
__


___
___
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X_
__
__
__


___
___
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Neil Daniele			Date: 5/26/2017
Print Name: Neil Daniele




For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:
_Cardinal Health
(2022)_
14149YBF4
2.  Date of Purchase:  6/1/2017
3.  Date offering commenced: 6/1/2017
4. Underwriter(s) from whom purchased: Wells Fargo Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
 PNC Capital Markets LLC; MUFG Securities Americas Inc. for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:
640,000
7.  Aggregate principal amount or total number of shares of offering:
$1,150,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  0.600%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
7/13/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:
  _Coach, Inc.
(2022)_
189754AB0
2.  Date of Purchase:  6/6/2017
3.  Date offering commenced: 6/6/2017
4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner &
Smith
Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
 PNC Capital Markets LLC; MUFG Securities Americas Inc. for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:
110,000
7.  Aggregate principal amount or total number of shares of offering:
$400,000,000
8.  Purchase price (net of fees and expenses):  $99.505
9.  Initial public offering price:  $99.505
10.  Commission, spread or profit:  0.600%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
7/13/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:
_Coach, Inc.
(2027)_
189754AC8
2.  Date of Purchase:  6/6/2017
3.  Date offering commenced: 6/6/2017
4. Underwriter(s) from whom purchased: Merrill Lynch,
Pierce, Fenner &
Smith
Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
 PNC Capital Markets LLC; MUFG Securities Americas Inc. for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:
140,000
7.  Aggregate principal amount or total number of shares of offering:
$600,000,000
8.  Purchase price (net of fees and expenses):  $99.858
9.  Initial public offering price:  $99.858
10.  Commission, spread or profit:  0.650%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Gwen Fleming
Date:
7/13/2017

Print Name: Gwen Fleming, Portfolio Compliance





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Global Fixed Income Investments
Name of Adviser or Sub-Adviser:  J.P. Morgan Investment Management,
Inc.
1.  Issuer:   Petroleos Del Peru SA 5.625% 06/19/47;
Cusip US716564AB55
2.  Date of Purchase:  6/12/2017	3.  Date offering commenced:
6/12/2017
4. Underwriter(s) from whom purchased: HSBC Securities Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
	JP Morgan
6.  Aggregate principal amount or number of shares purchased:
360,000
7.  Aggregate principal amount or total number of shares of offering:
1,000,000,000
8.  Purchase price (net of fees and expenses):  100
9.  Initial public offering price:  100
10.  Commission, spread or profit:  0.25%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Madalina Bal
Date:
7/13/2017

Print Name: Madalina Bal





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Global Fixed Income Investments
Name of Adviser or Sub-Adviser:  J.P. Morgan Investment Management,
 Inc.
1.  Issuer:   First Energy Corp 3.90% 07/15/27; Cusip US337932AH00
2.  Date of Purchase:  6/19/2017
3.  Date offering commenced: 6/19/2017
4. Underwriter(s) from whom purchased: Morgan Stanley & Co LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
 See attached
prospectus
	JP Morgan
6.  Aggregate principal amount or number of shares purchased:
255,000
7.  Aggregate principal amount or total number of shares of offering:
 1,500,000,000
8.  Purchase price (net of fees and expenses):  99.667
9.  Initial public offering price:  99.667
10.  Commission, spread or profit:  0.650%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Madalina Bal
Date:
7/13/2017

Print Name: Madalina Bal





For period
ending
July 31,
2017

Exhibit 77Q1
File number
811-8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Global Fixed Income Investments
Name of Adviser or Sub-Adviser:  J.P. Morgan Investment Management,
Inc.
1.  Issuer:   Owens Corning 4.30% 07/15/47; Cusip US690742AG60
2.  Date of Purchase:  6/21/2017	3.  Date offering commenced:
6/21/2017
4. Underwriter(s) from whom purchased: Merrill Lynch,
Pierce, Fenner
5.  "Affiliated Underwriter" managing or participating in syndicate:
See attached
prospectus
	JP Morgan
6.  Aggregate principal amount or number of shares purchased:
240,000
7.  Aggregate principal amount or total number of shares of offering:
600,000,000
8.  Purchase price (net of fees and expenses):  99.064
9.  Initial public offering price:  99.064
10.  Commission, spread or profit:  0.875%
11.  Have the following conditions been satisfied?
YE
S
NO
a.	The securities are part of an issue registered under the
Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before the
fourth day preceding the day on which the offering
terminated).
c.	The securities purchased at a price not more than the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment underwriting.


X_
__
__
__


X_
__
__
__





X_
__
__
__



X_
__
__
__



___
___
_


___
___
_





___
___
_



___
___
_

e.	The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.

X_
__
__
__


X_
__
__
__

___
___
_


___
___
_

g.	The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or Sub-
Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_
__
__
__

___
___
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X_
__
__
__
___
___
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized
terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of
the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Madalina Bal
Date:
7/13/2017

Print Name: Madalina Bal